SOUND MIND INVESTING FUND

SOUND MIND INVESTING BALANCED FUND

Supplement dated February 27, 2013 to

Prospectus dated February 28, 2012

SMI Advisory Services, LLC, investment adviser of the Sound Mind Investing Fund and the Sound Mind Investing Balanced Fund (each a “Fund” and together the “Funds”), has recommended the reorganization of the Funds into new series of Valued Advisers Trust (the “Reorganization”). The proposed Reorganization has been approved by the Board of Trustees, subject to shareholder approval. A Special Meeting of Shareholders of the Funds was held at 10:00 a.m. Central time on February 14, 2013, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, where shareholders of each Fund were asked to approve the Reorganization. Each Fund’s shareholders of record as of December 19, 2012 were entitled to vote at the Special Meeting. The Reorganization was approved, and is expected to occur on or about February 28, 2013.

Upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization and Termination, shares in each Fund will be exchanged for shares of a new series of Valued Advisers Trust (each a “New Fund”) at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Funds in the ordinary course until the last business day before the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the corresponding New Fund received in connection with the Reorganization.

The Reorganization will not result in a change in the investment adviser to the existing Funds, or any material change to either Fund’s investment objective, strategies, or investment policies, or its expense ratio. The Reorganization also will not result in any increase in the advisory fees payable by a New Fund as compared to the advisory fees that are currently paid by the corresponding Fund. No sales loads, commissions, redemption fees or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

Please retain this Supplement with the Prospectus.